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                                                                    Exhibit 32.1

                                  CERTIFICATION

           (Not filed pursuant to the Securities Exchange Act of 1934)

         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, Thomas C. Brown, the Chairman of the Board of Directors and Chief Executive Officer of TMBR/Sharp Drilling, Inc. ("TMBR"), hereby certifies that the Annual Report on Form 10-K/A of TMBR for the year ended March 31, 2003 fully complies with the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and the information contained in that Form 10-K/A Report fairly presents, in all material respects, the financial condition and results of operations of TMBR.

Dated: December 30, 2003

                                    /s/ Thomas C. Brown
                                   ----------------------------------------
                                   Thomas C. Brown, Chairman
                                   of the Board of Directors and Chief
                                   Executive Officer

         A signed original of this written statement required by Section 906 has been provided to TMBR/Sharp Drilling, Inc. and will be retained by TMBR/Sharp Drilling, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.